UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

FILED BY THE REGISTRANT /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box:

/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ZIM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ZIM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held September 20, 2007

To our Shareholders:

The Annual Meeting of Shareholders of ZIM Corporation (ZIM or the Company) will be held at the offices of ZIM at 150 Isabella Street, Suite 150, Ottawa, Ontario, Canada on Thursday, September 20, 2007, beginning at 4:30 p.m. At the meeting, you will be asked to vote on the following matters:

1.	To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Company’s registered public accounting firm; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof

.

If you were a shareholder of record at the close of business on August 9, 2007, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and the Company’s management proxy circular are being mailed to shareholders on or about August 20, 2007. You may examine a list of the shareholders of record as of the close of business on August 9, 2007 for any purpose germane to the meeting subsequent to September 4, 2007 at the offices of the Company.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided. Properly executed forms of proxy must be deposited with the Company at 150 Isabella Street, Suite 150, Ottawa, Ontario, KlS 1V7 Attention: Valery Lafleur, no later than the close of business on the last business day preceding the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Cowpland

Michael Cowpland

President and Chief Executive Officer

Dated:	Ottawa, Ontario, Canada

August 14, 2007

ZIM CORPORATION

MANAGEMENT PROXY CIRCULAR

GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This Management Proxy Circular is furnished to the holders of the common shares (Common Shares), of ZIM Corporation, a Canadian corporation (“ZIM” or the “Company”) in connection with the solicitation of proxies on behalf of the Board of Directors and the Management of the Company for use at the Annual Meeting of Shareholders to be held on September 20, 2007 at 4:30 p.m. (local Ottawa time), at ZIM’s Headquarters at 150 Isabella Street, Suite 150, Ottawa, Ontario, K1 S 1V7, and at any adjournment thereof. The Board of Directors is soliciting votes FOR ratification of the appointment of the firm of Raymond Chabot Grant Thornton LLP as the Company’s independent auditors. At present, the Board of Directors knows of no other business that will come before the meeting.

The Notice of Annual Meeting, this Management Proxy Circular and the accompanying Form of Proxy will be mailed to shareholders on or about August 20, 2007. The Board of Directors is making this solicitation of proxies, and the Company will bear the cost of the solicitation. The original solicitation of proxies by mail may be supplemented by solicitations in person, by telephone or by electronic communication by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held by such persons, and upon request the Company will reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

INFORMATION ABOUT VOTING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors is providing these proxy materials for you in connection with the Company’s Annual Meeting of Shareholders, which will take place on September 20, 2007. As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this management proxy circular.

Q: WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There is one item of business scheduled to be voted on at the Annual Meeting: the ratification of the Company’s independent auditors. We will also consider other business that properly comes before the Annual Meeting.

Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Board of Directors recommends that you vote your shares “FOR” the ratification of independent auditors.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on August 9, 2007, the Record Date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. However, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Chairman of the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction form. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on August 9, 2007, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as an account statement, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly at 4:30 p.m. (local Ottawa time). Check-in will begin at 4:00 p.m., and you should allow ample time for the check-in procedures.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held in street name may be voted in person only if you obtain a “legal proxy” from the broker or nominee that holds your shares giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. Record holders of Common Shares may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. The Company’s shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q: CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a “legal proxy” from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. Michael Cowpland, President and Chief Executive Officer, 150 Isabella Street, Suite 150, Ottawa, Ontario, K 1 S 1V7.

Q: WHO CAN ANSWER MY QUESTIONS?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Valery Lafleur at ZIM’s Headquarters, 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7 or at (613) 727-1397, extension 182.

A copy of our Annual Report on Form 10-KSB for the year ended March 31, 2007 was included with this proxy statement. If you need additional copies of this management proxy circular, the voting materials or the Annual Report, you should contact Valery Lafleur as described above.

Q: HOW ARE VOTES COUNTED?

A: You may vote “FOR” the resolution to ratify the independent auditors or your vote may be “WITHHELD”. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors (“FOR” the resolution). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Applicable law requires a quorum to conduct business at the meeting. The presence, either in person or by proxy, of the holders of a majority of the Company’s Common Shares outstanding on August 9, 2007 constitutes a quorum.

Q: HOW MANY SHARES ARE OUTSTANDING AND ENTITLED TO VOTE?

A: 88,061,955 Common Shares were issued and outstanding on the Record Date. Holders of record of outstanding Common Shares at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each holder is entitled to one vote in respect of each Common Share held.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: The proposal requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Accordingly, if you do not return your signed proxy card or voting instruction form, you will not be able to affect the vote.

Q: WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this management proxy circular and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHY DO SOME SHAREHOLDERS SHARING THE SAME SURNAME AND ADDRESS RECEIVE ONLY ONE SET OF VOTING MATERIALS?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our management proxy circular. This practice is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you would like to have additional copies of our management proxy circular mailed to you, or if you would like to receive separate copies of future mailings, or if you would like to receive a single copy instead of multiple copies of future mailings, please submit your request to the address or phone number that appears on your voting instruction form.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-QSB for the fiscal quarter ending September 30, 2007, which we anticipate filing by November 15, 2007.

Q: WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: Other than the item of business described in this management proxy circular, we are not aware of any other business to be acted upon at the Annual Meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Cowpland, the Company’s President and Chief Executive Officer, and Jim Stechyson, the Chairman of the Company’s Board of Directors, or their substitutes, will have the discretion to vote your shares on any additional matter properly presented for a vote at the meeting.

Q: WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be John Chapman, of Chapman CFO Resources Inc.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: The Board of Directors is making this solicitation, and the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. If you wish to make a proposal for consideration at our 2008 annual meeting of shareholders, the written proposal must be received by the corporate secretary of the Company no later than June 20, 2008. However, in order for a shareholder proposal to be considered for inclusion in the Company’s management proxy circular statement for next year’s annual shareholders’ meeting, the written proposal must be received by the corporate secretary of the Company no later than May 23, 2008. Such proposals also will need to comply with the provisions of the Canada Business Corporations Act and Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in corporation-sponsored proxy materials.

In order to curtail controversy as to the date on which ZIM receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.

Q: WILL A REPRESENTATIVE FROM THE AUDITORS AND LEGAL COUNSEL BE IN ATTENDANCE AT THE ANNUAL MEETING?

A: The Company expects that the Company’s registered public accounting firm will be represented by Paul Sibue from Raymond Chabot Grant Thornton LLP. In addition, the Company expects that Michael Dunleavy from our Canadian legal counsel, LaBarge Weinstein Professional Corporation, will also be available.

PROPOSAL TO BE VOTED ON

RATIFICATION OF THE APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Raymond Chabot Grant Thornton LLP (“RCGT”) was first appointed as the Company’s registered public accounting firm with respect to the audit of the Company’s financial statements for the year ended May 31, 2003, and has audited the Company’s financial statements since that time. Previously (including for the years ended May 31, 2001 and 2002), the financial statements were audited by KPMG LLP. The Audit Committee of our Board of Directors believes that RCGT is well qualified to continue and has recommended its reappointment as the Company’s registered public accounting firm for the year ended March 31, 2008.

Audit Fees and All Other Fees

During the most recent two fiscal years, we incurred audit, audit related, tax and other fees with RCGT as follows:

	Year ended March 31, 2007	Year ended March 31, 2006
Audit fees	111,124	111,306
Audit-related fees(1)	19,063	53,084
Tax fees(2)	6,838	37,083
All other fees	0	3,415
Total	137,025	204,889

(1) Consisting principally of fees for services related to SEC regulatory filings.

(2) Consisting principally of fees related to tax compliance, tax planning and tax advice services, including preparation and review of tax returns, assistance with tax audits and refund claims.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation’s Audit Committee Pre-Approval Policy whereby the Committee is required to pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT, after RCGT provides a description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the above-mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT. The members of the Audit Committee are Donald Gibbs (Chair) and James Stechyson.

The Company anticipates that representatives of RCGT will attend the Annual Meeting for the purpose of responding to appropriate questions, and they will be afforded an opportunity to make a statement if they so desire.

The proposal to reappoint RCGT as the Company’s registered public accounting firm must be passed by at least a majority of the votes cast by the holders of Common Shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RAYMOND CHABOT GRANT THORNTON LLP AS THE COMPANY’S AUDITORS FOR THE 2008 FISCAL YEAR.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Company in respect of such insurance is $49,791 and the total amount of insurance purchased for the directors and officers as a group is approximately $1,000,000.

5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 1, 2007, the Common Shares owned by each person owning more than 5% of the Common Shares, each executive officer and director and all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 1, 2007 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the 88,061,955 Common Shares outstanding as of August 1, 2007.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

			Common Shares
Name	Address	Title	Number		Percentage
Michael Cowpland	234 Perley Court, Ottawa, Ontario	President and CEO	75,413,212	(1)	64.0%
Advanced Telecom Services	996 Old Eagle School Road, Suite 1105, Wayne PA	N/A	10,500,000	(2)	11.9%
Roberto Campagna		Vice President of Sales and Marketing	1,011,611	(3)	1.1%
Phil Scavo		Vice President of Business Development	994,722	(4)	1.1%
James Stechyson		Director	890,000	(5)	1.0%
Steven Houck		Director	410,000	(6)	*
Donald Gibbs		Director	410,000	(7)	*
All executive officers and officers as a group (6 persons)			79,129,545	(8)	66.2%

* Less than 1%

1.

The beneficial ownership of Michael Cowpland includes 10,015,049 Common Shares subject to options that are currently exercisable and 18,024,591 Common Shares issuable upon exercise of warrants that are currently exercisable. In addition, the shares shown in the table include 302,493 Common Shares owned by Dr. Cowpland’s son, 4,216,235 Common Shares owned by his wife, 102,493 Common Shares issuable upon exercise of warrants held by his wife that are currently exercisable and 8,793,795 Common Shares owned by a company controlled by his wife. Dr. Cowpland disclaims beneficial ownership of the shares held by his wife, his son and the company controlled by his wife.

2.

The beneficial ownership of Advanced Telecom Services Inc. consists of 10,000,000 Common Shares owned directly and 500,000 Common Shares which it has a right to acquire under stock options that are currently exercisable.

3.	The beneficial ownership of Roberto Campagna consists of 1,011,611 Common Shares which he has a right to acquire under stock options that are currently exercisable.
4.	The beneficial ownership of Phil Scavo consists of 994,722 Common Shares which he has a right to acquire under stock options that are currently exercisable.
5.

The beneficial ownership of James Stechyson consists of 450,000 Common Shares owned directly, 390,000 Common Shares which he has a right to acquire under stock options that are currently exercisable, and 50,000 Common Shares issuable upon exercise of warrants that are currently exercisable.

6.	The beneficial ownership of Steven Houck consists of 410,000 Common Shares which he has a right to acquire under stock options that are currently exercisable.
7.	The beneficial ownership of Donald Gibbs consists of 410,000 Common Shares which he has a right to acquire under stock options that are currently exercisable.
8.	Includes 31,408,466 Common Shares subject to options and warrants that are currently exercisable.

The following table sets forth the only persons who, to the knowledge of the directors and officers of the Company, beneficially own, directly or indirectly, or exercise control or direction over outstanding shares carrying more than ten percent (10%) of the votes attached to the Common Shares, the approximate number of Common Shares so owned, controlled or directed by each such person, and the percentage of voting Common Shares represented by the number of shares so owned, controlled or directed. The share numbers and percentages in the table are based on the 88,061,955 Common Shares outstanding as of August 1, 2007 and do not include shares subject to stock options or warrants.

Name of Shareholder	Class of Share	Amount	% of Voting Shares
Michael Cowpland (1)	Common	34,261,049	38.9%
Marlen Cowpland (2)	Common	13,010,030	14.8%
Advanced Telecom Services	Common	10,000,000	11.4%

(1) Shares shown in the table include 302,493 Common Shares owned by Dr. Cowpland’s son. Dr. Cowpland disclaims beneficial ownership of all shares held by his wife, his son and the company controlled by his wife.

(2) Shares shown in the table are held by Marlen Cowpland directly or indirectly through a holding company controlled by her.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and persons holding 10% or more of our common shares to file reports regarding their ownership and regarding their acquisitions and dispositions of our common stock with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We are aware that Jennifer North, our former Chief Financial Officer, filed a Form 4 on December 15, 2006 for a transaction that occurred on December 6, 2006 and that Michael Cowpland filed a Form 4 on February 22, 2007 for a transaction that occurred on February 8, 2007. We are unaware of any other required reports that were not timely filed.

* * * * *

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

The contents of this Management Proxy Circular and its sending to shareholders of the Company have been approved by the directors of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Cowpland

President and Chief Executive Officer

Dated: August 14, 2007

ZIM CORPORATION

2007 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Michael Cowpland, President and Chief Executive Officer of ZIM Corporation (the Company), or failing him, Jim Stechyson, Chairman of the Board of the Company, or such other alternative proxy holder as shall be designated by the aforesaid, or, instead of any of the foregoing, ________________________, as the nominee of the undersigned to attend and act for and in the name of the undersigned to vote all Common Shares of the Company, that the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Thursday, September 20, 2007 at 4:30 p.m. at the Company’s Headquarters at 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7 and at any adjournment thereof, upon the matter set forth in the accompanying Management Proxy Circular and upon such other matters as may properly come before the Annual Meeting. Said proxies are directed to vote or refrain from voting as checked below upon the matter listed below, and otherwise in their discretion.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If any amendments or variations to the matter referred to below or to any other matter identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority to vote on such amendments or variations or such other matters in accordance with the best judgment of the person voting the proxy.

At present, Management knows of no other business which will come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

1.	To ratify the selection of Raymond Chabot Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending March 31, 2008.

☐ FOR	☐ WITHHOLD

☐ Mark here if your address has changed and provide us with your new address in the space provided below:

New Address:_______________________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AND TO ATTEND AND ACT FOR HIM OR HER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS OR HER NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

Dated:______________________________________ 2007

______________________________________________
Signature(s) of Shareholder(s)

______________________________________________
Name(s) of Shareholder(s)
______________________________________________
Title

Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign the full partnership name, by the duly authorized person. If Common Shares are held jointly, each shareholder named should sign.

NOTES:

1.

In the event that no specification has been made with respect to the voting for or against or withholding from voting in the appointment of auditors the proxy nominees are instructed to vote the shares represented by this proxy for such matters.

2.

If your Common Shares are held in a retirement savings plan or retirement income fund, you must contact the financial institution which acts as the trustee of the plan and cause them to execute the proxy form in order for such Common Shares to be represented and voted at the meeting.

3.

This proxy form must be signed and dated by the shareholder or his or her attorney, as authorized in writing, or, if the shareholder is a corporation, by any officer or attorney thereof duly authorized. If the proxy form is not dated in the space provided it is deemed to bear the date on which it is mailed. This proxy ceases to be valid one year from its date.

4.

Properly executed forms of proxy must be deposited no later than the close of business on the last business day preceding the meeting or any adjournment thereof, with the Company, 150 Isabella Street, Suite 150, Ottawa, Ontario, KlS 1V7 Attention: [ ].